NICHOLAS | APPLEGATE® Institutional Funds

Supplement dated June 30, 2009

to the Class I, II, & R Shares Prospectuses

and Statement of Additional Information of the

U.S. Systematic Large Cap Growth Fund

dated August 1, 2008

The section of the Prospectus captioned “Portfolio Management” is revised to indicate that Kunal Ghosh assumes, with James Li, Ph.D., joint responsibility for the management of the U.S. Systematic Large Cap Growth Fund.  Mr. Ghosh does not beneficially hold any shares of the U.S. Systematic Large Cap Growth Fund as of the date of this supplement.

Information regarding Jane Edmonson is removed from the section captioned “Portfolio Management,” and moved to the section captioned “Investments Team—Systematic Portfolio Management.”